ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2016
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

13.ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

	As of December 31,
	2015	2016
Payable for business acquisitions	111,696	171,484
Business taxes, value-added tax and other surcharge payables	69,158	31,177
Accrual for customer loyalty program	113,749	121,066
Payable to noncontrolling interest holders	23,938	34,791
Payable to franchisees	34,474	212,242
Other payables	67,595	139,767
Accrued rental	48,623	66,804
Accrued utilities	43,690	46,379
Other accrued expenses	63,237	72,127

Total	576,160	895,837

From time to time, the Group receives cash advances from noncontrolling interest holders of hotels that are not wholly owned by the Group. Such advances are non-interest bearing and are payable within one year. Payable to franchisees mainly represents room charges received on behalf of franchisees and are payable within one year.